       As filed with the Securities and Exchange Commission on July 21, 1999.
                                                               File No. 33-19945


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C. 20549

                                       FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                                       [ ]
                                -----

     Post-Effective Amendment No.  13                                  [X]
                                 -----


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 122                                                      [X]
             -----


                          HARTFORD LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT TWO
                             (Exact Name of Registrant)

                          HARTFORD LIFE INSURANCE COMPANY
                                (Name of Depositor)

                                   P. O. BOX 2999
                              HARTFORD, CT  06104-2999
                     (Address of Depositor's Principal Offices)

                                   (860) 843-6733
                (Depositor's Telephone Number, Including Area Code)


                               Marianne O'Doherty, ESQ.
                                   HARTFORD LIFE
                                   P. O. BOX 2999
                              HARTFORD, CT  06104-2999
                      (Name and Address of Agent for Service)


It is proposed that this filing will become effective:

          immediately upon filing pursuant to paragraph (b) of Rule 485
   -----

          on __________ pursuant to paragraph (b) of Rule 485
   -----

          60 days after filing pursuant to paragraph (a)(1) of Rule 485
   -----

          on ___________, 1999 pursuant to paragraph (a)(1) of Rule 485
   -----

          this post-effective amendment designates a new effective date for a ----- previously

--------------------------------------------------------------------------------

          filed post-effective amendment.

PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES.


The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

                                CROSS REFERENCE SHEET
                               PURSUANT TO RULE 495(a)


          N-4 ITEM NO.                              PROSPECTUS HEADING
     ---------------------------------------------------------------------------


     1.   Cover Page                         Hartford Life Insurance
                                             Company, The Separate Account


     2.   Definitions                        Definitions

     3.   Synopsis or Highlights             Highlights

     4.   Condensed Financial                Accumulation Unit Values
          Information

     5.   General Description of             General Contract Information
          Registrant

     6.   Deductions                         The Contract: Charges and Fees

     7.   General Description of             The Contract
          Annuity Contracts

     8.   Annuity Period                     Annuity Payouts

     9.   Death Benefit                      The Contract: Death Benefit

     10.  Purchases and Contract Value       The Contract

     11.  Redemptions                        The Contract: Surrenders

     12.  Taxes                              Federal Tax Considerations

     13.  Legal Proceedings                  Other Information: Legal Matters &
                                             Experts

     14.  Table of Contents of the           Table of Contents to
          Statement of Additional            Statement of Additional
          Information                        Information Hartford

     15.  Cover Page                         Part B; Statement of Additional
                                             Information

     16.  Table of Contents                  Table of Contents

     17.  General Information and History    Description of Hartford Life
                                             Insurance Company

     18.  Services                           None

     19.  Purchase of Securities             Distribution of Contracts
          being Offered

     20.  Underwriters                       Distribution of Contracts

     21.  Calculation of Performance Data    Calculation of Yield and Return

     22.  Annuity Payments                   Annuity Payouts

     23.  Financial Statements               Financial Statements

     24.  Financial Statements and           Financial Statements and Exhibits
          Exhibits

     25.  Directors and Officers of the      Directors and Officers of the
          Depositor                          Depositor

     26.  Persons Controlled by or Under     Persons Controlled by or Under
          Common Control with the            Common Control with the Depositor
          Depositor or Registrant            or Registrant

     27.  Number of Contract Owners          Number of Contract Owners

     28.  Indemnification                    Indemnification

     29.  Principal Underwriters             Principal Underwriters

     30.  Location of Accounts and           Location of Accounts and Records
          Records

     31.  Management Services                Management Services

     32.  Undertakings                       Undertakings

HARTFORD LIFE INSURANCE COMPANY
The Director
SEPARATE ACCOUNT TWO
P. O. BOX 5085
Hartford, Connecticut 06102-5085
Telephone:     1-800-862-6668 (Contract Owners)
               1-800-862-7155 (Registered Representatives)

This Prospectus describes information you should know before you purchase Series I of The Director variable annuity. Please read it carefully.

The Director variable annuity is a contract between you and Hartford Life Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Annuity is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

-    Flexible, because you may add Premium Payments at any time.
- Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.
- Variable, because the value of your Annuity will fluctuate with the performance of the underlying funds.

At the time you purchase your Annuity, you allocate your Premium Payment to "Sub-Accounts". These are subdivisions of our Separate Account, an account that keeps your Annuity assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Annuity offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:


- Hartford Advisers HLS Fund Sub-Account which purchases shares of Class IA of Hartford Advisers HLS Fund, Inc.
- Hartford Bond HLS Fund Sub-Account which purchases shares of Class IA of Hartford Bond HLS Fund, Inc.
- Hartford Capital Appreciation HLS Fund Sub-Account which purchases shares of Class IA of Hartford Capital Appreciation HLS Fund, Inc.
- Hartford Dividend and Growth HLS Fund Sub-Account which purchases shares of Class IA of Hartford Dividend and Growth HLS Fund, Inc.
- Hartford Global Leaders HLS Fund Sub-Account which purchases shares of Class IA of Hartford Global Leaders HLS Fund of Hartford Series Funds, Inc.
- Hartford Growth and Income HLS Fund Sub-Account which purchases shares of Class IA of Hartford

     Growth and Income HLS Fund of Hartford Series Fund, Inc.
- Hartford High Yield HLS Fund Sub-Account which purchases shares of Class IA of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.
- Hartford Index HLS Fund Sub-Account which purchases shares of Class IA of Hartford Index HLS Fund, Inc.
- Hartford International Advisers HLS Fund Sub-Account which purchases shares of Class IA of Hartford International Advisers HLS Fund, Inc.
- Hartford International Opportunities HLS Fund Sub-Account which purchases shares of Class IA of Hartford International Opportunities HLS Fund, Inc.
- Hartford MidCap HLS Fund Sub-Account which purchases shares of Class IA of Hartford MidCap HLS Fund, Inc.
- Hartford Money Market HLS Fund Sub-Account which purchases shares of Class IA of Hartford Money Market HLS Fund, Inc.
- Hartford Mortgage Securities HLS Fund Sub-Account that purchases shares of Class IA of Hartford Mortgage Securities HLS Fund, Inc.
- Hartford Small Company HLS Fund Sub-Account which purchases shares of Class IA of Hartford Small Company HLS Fund, Inc.
- Hartford Stock HLS Fund Sub-Account which purchases of Class IA of Hartford Stock HLS Fund, Inc.


If you decide to buy this Annuity, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Annuity and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.

Although we file the prospectus and the Statement of Additional information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

This Prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP://WWW.SEC.GOV).

This Annuity IS NOT:
-    A bank deposit or obligation
-    Federally insured
-    Endorsed by any bank or governmental agency

This Annuity may not be available for sale in all states.

Prospectus Dated:

Statement of Additional Information Dated:

TABLE OF CONTENTS

Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Fee Table. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . .10

Accumulation Unit Values . . . . . . . . . . . . . . . . . . . . . . . . . . .14

Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

General Contract Information . . . . . . . . . . . . . . . . . . . . . . . . .19
     Hartford Life Insurance Company . . . . . . . . . . . . . . . . . . . . .19
     The Separate Account. . . . . . . . . . . . . . . . . . . . . . . . . . .19
     The Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

Performance Related Information. . . . . . . . . . . . . . . . . . . . . . . .24

The Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     Purchases and Contract Value. . . . . . . . . . . . . . . . . . . . . . .25
     Charges and Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
     Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
     Surrenders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33

Annuity Payouts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34

Other Programs Available . . . . . . . . . . . . . . . . . . . . . . . . . . .38

Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
     Year 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
     Legal Matters and Experts . . . . . . . . . . . . . . . . . . . . . . . .43
     More Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . .43

Federal Tax Considerations . . . . . . . . . . . . . . . . . . . . . . . . . .43
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
     Taxation of Hartford and the Separate Account . . . . . . . . . . . . . .44
     Taxation of Annuities -- General Provisions
        Affecting Purchasers Other Than Qualified Retirement Plans . . . . . .44
     Federal Income Tax Withholding. . . . . . . . . . . . . . . . . . . . . .51
     General Provisions Affecting Qualified
        Retirement Plans . . . . . . . . . . . . . . . . . . . . . . . . . . .51
     Annuity Purchases By Nonresident Aliens and
        Foreign Corporations . . . . . . . . . . . . . . . . . . . . . . . . .51

Appendix I - Information Regarding Tax-Qualified Plans . . . . . . . . . . . .52

Table of Contents to Statement of Additional Information . . . . . . . . . . .56

                                     DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT:  Any of the Sub-Accounts.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL MAINTENANCE FEE: An annual $25 charge deducted on each Contract Anniversary or full Surrender, if the Surrender occurs before the Contract Anniversary.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.

CODE:  The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER OR YOU: The owner or holder of this Annuity. We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Sub-Accounts available in your Contract.

GENERAL ACCOUNT: This account includes all our company assets other than the
assets in our separate accounts.   These assets are subject to the creditors of
Hartford.

HARTFORD, WE OR OUR: Hartford Life Insurance Company. Only Hartford is a capitalized term in the prospectus.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.


OPTIONAL DEATH BENEFIT RIDER: This is an amendment to your contract, which if you elect it, allows you to add the Optional Death Benefit to and modify the spousal contract continuation provision of your annuity. To elect the Optional Death Benefit Rider you will have to pay an additional charge of on a daily basis, which is equal to an annual charge of .15% of your Contract Value, invested in the Funds.


PAYEE:  The person or party you designate to receive Annuity Payouts.

PREMIUM PAYMENT: Money sent to us to be invested in your Annuity.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

                                      FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES (ALL SUB-ACCOUNTS)

Sales Load Imposed on Purchases (as a percentage of Premium
Payments). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$0
Deferred Sales Load (as a percentage of amounts withdrawn)
     First Year (1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6%
     Second Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5%
     Third Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4%
     Fourth Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3%
     Fifth Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2%
     Sixth Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1%
     Seventh Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0%
     Eighth Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0%
Annual Maintenance Fee (2) . . . . . . . . . . . . . . . . . . . . . . . . . $25
Annual Expenses-Separate Account (as percentage of average
  account value)
     Mortality and Expense Risk. . . . . . . . . . . . . . . . . . . . . .1.000%

Optional Death Benefit Rider:
     Optional Death Benefit Rider Charge (as a percentage of Sub-Account Value)
                                                                           0.15%

(1)  Length of time from premium payment.

(2) The Annual Maintenance Fee is a single $25 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the 1940 Act, the Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. The Annual Maintenance Fee is deducted only when the accumulated value is less than $50,000. In the Example, the Annual Maintenance Fee is approximated as a 0.05% annual asset charge based on the experience of the Contracts.



The purpose of the Fee Tables and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Tables and Examples reflect expenses of the Separate Account and underlying Funds. We will deduct any Premium Taxes that apply.


The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. We do this by approximating an "average" 0.06% annual charge.

                            ANNUAL FUND OPERATING EXPENSES
                           (As a percentage of net assets)

                                                             OTHER    TOTAL FUND
                                                MANAGEMENT  EXPENSES  OPERATING
                                                   FEES               EXPENSES
                                                 INCLUDING            INCLUDING
                                                  WAIVERS              WAIVERS
Hartford Bond HLS Fund                            0.482%    0.021%      0.503%
Hartford Stock HLS Fund                           0.439%    0.018%      0.457%
Hartford Money Market HLS Fund                    0.433%    0.015%      0.448%
Hartford Advisers HLS Fund                        0.616%    0.018%      0.634%
Hartford Capital Appreciation HLS Fund            0.623%    0.019%      0.642%
Hartford Mortgage Securities HLS Fund             0.432%    0.030%      0.462%
Hartford Index HLS Fund                           0.382%    0.019%      0.401%
Hartford International Opportunities HLS Fund     0.681%    0.090%      0.771%
Hartford Dividend & Growth HLS Fund               0.641%    0.018%      0.659%
Hartford International Advisers HLS Fund          0.755%    0.108%      0.863%
Hartford MidCap HLS Fund                          0.759%    0.034%      0.793%
Hartford Small Company HLS Fund                   0.753%    0.019%      0.772%
Hartford Growth and Income HLS Fund               0.767%    0.040%      0.807%
Hartford Global Leaders HLS Fund (1)              0.487%    0.120%      0.607%
Hartford High Yield HLS Fund (1)                  0.487%    0.035%      0.522%


(1) Hartford Global Leaders HLS Fund and Hartford High Yield HLS Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such
expenses to be incurred in the current fiscal year.   HL Investment Advisors,
Inc. has agreed to waive its fees for these until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. Before this waiver, the Management Fee and Total Fund Operating Expenses would be:


                                                                     TOTAL FUND
                                            MANAGEMENT    OTHER      OPERATING
                                               FEES      EXPENSES     EXPENSES
Hartford Global Leaders HLS Fund              0.775%      0.120%       0.895%
Hartford High Yield HLS Fund                  0.775%      0.035%       0.810%

EXAMPLE


This Example assumes you did not select the Optional Death Benefit Rider.


                      If you surrender your Contract at the end        If you annuitize your Contract at the end
                      of the applicable time period, you would pay     of the applicable time period, you would pay
                      the following expenses on a $1,000 investment,   the following expenses on a $1,000 investment,
                      assuming a 5% annual return on assets:           assuming a 5% annual return on assets:
Sub-Account            1 Year    3 Years    5 Years    10 Years         1 Year    3 Years    5 Years    10 Years
Hartford Bond           $70       $85        $103        $186            $15       $49         $85        $185
  HLS Fund
Hartford Stock           69        84         101         181             15        47         82          180
  HLS Fund
Hartford Money           69        84         100         180             15        47         82          179
  Market HLS Fund
Hartford Advisors        71        89         110         200             17        53         92          200
  HLS Fund
Hartford Capital         71        90         111         201             17        53         92          201
  Appreciation
  HLS Fund
Hartford Mortgage        69        84         101         181             15        48         82          181
  HLS Fund
Hartford Index           69        82          98         175             14        46         79          174
  HLS Fund
Hartford                 73        94         117         215             18        57         99          215
  International
  Opportunities
  HLS Fund
Hartford Dividend        72        90         111         203             17        54         93          202
  & Growth HLS Fund
Hartford                 74        97         122         225             19        60        104          225
  International
  Advisors HLS Fund
Hartford Midcap          73        94         119         218             18        58        100          217
  HLS Fund
Hartford Small           73        94         117         215             18        57         99          215
  Company HLS Fund
Hartford Growth &        73        95         119         219             19        58        101          219
  Income HLS Fund
Hartford High            70        86         n/a         n/a             16        49        n/a          n/a
  Yield HLS Fund
Hartford Global          71        89         n/a         n/a             16        52        n/a          n/a
  Leaders HLS Fund


                      If you do not surrender your Contract, you would pay
                      the following expenses on a $1,000 investment,
                      assuming a 5% annual return on assets:
SUB-ACCOUNT            1 Year    3 Years    5 Years    10 Years

Hartford Bond           $16       $49         $85        $186
  HLS Fund
Hartford Stock           15        48          83         181
  HLS Fund
Hartford Money           15        48          82         180
  Market HLS Fund
Hartford Advisors        17        53          92         200
  HLS Fund
Hartford Capital         17        54          93         201
  Appreciation
  HLS Fund
Hartford Mortgage        15        48          83         181
  HLS Fund
Hartford Index           15        46          80         175
  HLS Fund
Hartford                 19        58          99         215
  International
  Opportunities
  HLS Fund
Hartford Dividend        18        54          93         203
  & Growth HLS Fund
Hartford                 20        61         104         225
  International
  Advisors HLS Fund
Hartford Midcap          19        58         101         218
  HLS Fund
Hartford Small           19        58          99         215
  Company HLS Fund
Hartford Growth &        19        59         101         219
  Income HLS Fund
Hartford High            16        50         n/a         n/a
  Yield HLS Fund
Hartford Global          17        53         n/a         n/a
  Leaders HLS Fund




EXAMPLE

This Example assumes you did select the Optional Death Benefit Rider.





                      If you surrender your Contract at the end        If you annuitize your Contract at the end
                      of the applicable time period, you would pay     of the applicable time period, you would pay
                      the following expenses on a $1,000 investment,   the following expenses on a $1,000 investment,
                      assuming a 5% annual return on assets:           assuming a 5% annual return on assets:
Sub-Account            1 Year    3 Years    5 Years    10 Years         1 Year    3 Years    5 Years    10 Years
Hartford Bond           $70       $85        $103        $186            $15       $49         $85        $185
  HLS Fund
Hartford Stock           69        84         101         181             15        47         82          180
  HLS Fund
Hartford Money           69        84         100         180             15        47         82          179
  Market HLS Fund
Hartford Advisors        71        89         110         200             17        53         92          200
  HLS Fund
Hartford Capital         71        90         111         201             17        53         92          201
  Appreciation
  HLS Fund
Hartford Mortgage        69        84         101         181             15        48         82          181
  HLS Fund
Hartford Index           69        82          98         175             14        46         79          174
  HLS Fund
Hartford                 73        94         117         215             18        57         99          215
  International
  Opportunities
  HLS Fund
Hartford Dividend        72        90         111         203             17        54         93          202
  & Growth HLS Fund
Hartford                 74        97         122         225             19        60        104          225
  International
  Advisors HLS Fund
Hartford Midcap          73        94         119         218             18        58        100          217
  HLS Fund
Hartford Small           73        94         117         215             18        57         99          215
  Company HLS Fund
Hartford Growth &        73        95         119         219             19        58        101          219
  Income HLS Fund
Hartford High            70        86         n/a         n/a             16        49        n/a          n/a
  Yield HLS Fund
Hartford Global          71        89         n/a         n/a             16        52        n/a          n/a
  Leaders HLS Fund


                      If you do not surrender your Contract, you would pay
                      the following expenses on a $1,000 investment,
                      assuming a 5% annual return on assets:
SUB-ACCOUNT            1 Year    3 Years    5 Years    10 Years

Hartford Bond           $16       $49         $85        $186
  HLS Fund
Hartford Stock           15        48          83         181
  HLS Fund
Hartford Money           15        48          82         180
  Market HLS Fund
Hartford Advisors        17        53          92         200
  HLS Fund
Hartford Capital         17        54          93         201
  Appreciation
  HLS Fund
Hartford Mortgage        15        48          83         181
  HLS Fund
Hartford Index           15        46          80         175
  HLS Fund
Hartford                 19        58          99         215
  International
  Opportunities
  HLS Fund
Hartford Dividend        18        54          93         203
  & Growth HLS Fund
Hartford                 20        61         104         225
  International
  Advisors HLS Fund
Hartford Midcap          19        58         101         218
  HLS Fund
Hartford Small           19        58          99         215
  Company HLS Fund
Hartford Growth &        19        59         101         219
  Income HLS Fund
Hartford High            16        50         n/a         n/a
  Yield HLS Fund
Hartford Global          17        53         n/a         n/a
  Leaders HLS Fund

                    ACCUMULATION UNIT VALUES
                (For an accumulation unit outstanding throughout the period)


The following information has been derived from the audited financial statements of the separate account, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus.



                                                                                              Year Ended December 31,
                                                                            -------------------------------------------------------
                                                                                           1998            1997           1996
                                                                                           ----            ----           ----
HARTFORD BOND HLS FUND SUB-ACCOUNT - NON-QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      4.023    $      3.649    $      3.560
Accumulation unit value at end of period............................                   $      4.307    $      4.023    $      3.649
Number accumulation units outstanding at end of period
  (in thousands)....................................................                          1,962           1,879           2,005
HARTFORD BOND HLS FUND SUB-ACCOUNT - QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      4.085    $      3.705    $      3.615
Accumulation unit value at end of period............................                   $      4.374    $      4.085    $      3.705
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            233             276             286
HARTFORD STOCK HLS FUND SUB-ACCOUNT  NON-QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      8.493    $      6.530    $      5.303
Accumulation unit value at end of period............................                   $     11.224    $      8.493    $      6.530
Number accumulation units outstanding at end of period
  (in thousands)....................................................                          2,913           3,173           3,407
HARTFORD STOCK HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      8.882    $      6.829    $      5.546
Accumulation unit value at end of period............................                   $     11.738    $      8.882    $      6.829
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            803             848             830
HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT NON-QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      2.572    $      2.466    $      2.369
Accumulation unit value at end of period............................                   $      2.681    $      2.572    $      2.466
Number accumulation units outstanding at end of period
  (in thousands)....................................................                          9,019          12,010          13,211
HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      2.571    $      2.465    $      2.368
Accumulation unit value at end of period............................                   $      2.679    $      2.571    $      2.465
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            612             979           1,362
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT NON-QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      5.351    $      4.341    $      3.761
Accumulation unit value at end of period............................                   $      6.604    $      5.351    $      4.341
Number accumulation units outstanding at end of period
  (in thousands)....................................................                          9,942          11,223          12,469
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      5.351    $      4.341    $      3.761
Accumulation unit value at end of period............................                   $      6.604    $      5.351    $      4.341
Number accumulation units outstanding at end of period
  (in thousands)....................................................                          3,191           3,353           3,531
HARTFORD CAPITAL APPRECIATION GROWTH HLS FUND SUB-ACCOUNT NON-QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      8.151    $      6.729    $      5.631
Accumulation unit value at end of period............................                   $      9.319    $      8.151    $      6.729
Number accumulation units outstanding at end of period
  (in thousands)....................................................                          2,433           2,279           2,634

                                                                             ------------------------------------------------------
                                                                                 1995           1994          1993            1992
                                                                                 ----           ----          ----            ----
HARTFORD BOND HLS FUND SUB-ACCOUNT - NON-QUALIFIED
Accumulation unit value at beginning of period..................   (a)      $      3.035  $      3.191   $      2.924        2.798
Accumulation unit value at end of period........................            $      3.560  $      3.035   $      3.191        2.924
Number accumulation units outstanding at end of period
  (in thousands)................................................                   2,377         2,747          3,449        3,618
HARTFORD BOND HLS FUND SUB-ACCOUNT - QUALIFIED
Accumulation unit value at beginning of period..................   (a)      $      3.082  $      3.240   $      2.969        2.842
Accumulation unit value at end of period........................            $      3.615  $      3.082   $      3.240        2.969
Number accumulation units outstanding at end of period
  (in thousands)................................................                     331           387            493          557
HARTFORD STOCK HLS FUND SUB-ACCOUNT  NON-QUALIFIED
Accumulation unit value at beginning of period..................   (a)      $      3.994  $      4.112   $      3.633        3.334
Accumulation unit value at end of period........................            $      5.303  $      3.994   $      4.112        3.633
Number accumulation units outstanding at end of period
  (in thousands)................................................                   4,081         3,744          4,033         4383
HARTFORD STOCK HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period..................   (a)      $      4.177  $      4.301   $      3.799        3.487
Accumulation unit value at end of period........................            $      5.546  $      4.177   $      4.301        3.799
Number accumulation units outstanding at end of period
  (in thousands)................................................                     940         1,015          1,043          985
HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT NON-QUALIFIED
Accumulation unit value at beginning of period..................   (a)      $      2.262  $      2.198   $      2.157        2.102
Accumulation unit value at end of period........................            $      2.369  $      2.262   $      2.198        2.157
Number accumulation units outstanding at end of period
  (in thousands)................................................                   10,105        14,167         15,270      19,145
HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period..................   (a)      $      2.261  $      2.197   $      2.156        2.101
Accumulation unit value at end of period........................            $      2.368  $      2.261   $      2.197        2.156
Number accumulation units outstanding at end of period
  (in thousands)................................................                    1,178         1,194          1,160       2,542
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT NON-QUALIFIED
Accumulation unit value at beginning of period..................   (a)      $      2.960  $      3.074   $      2.766        2.579
Accumulation unit value at end of period........................            $      3.761  $      2.960   $      3.074        2.766
Number accumulation units outstanding at end of period
  (in thousands)................................................                   13,796        15,417         17,371       18273
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period..................   (a)      $      2.960  $      3.074   $      2.766        2.579
Accumulation unit value at end of period........................            $      3.761  $      2.960   $      3.074        2.766
Number accumulation units outstanding at end of period
  (in thousands)................................................                   4,045         4,661          5,005         5231
HARTFORD CAPITAL APPRECIATION GROWTH HLS FUND SUB-ACCOUNT NON-QUALIFIED
Accumulation unit value at beginning of period..................   (a)      $      4.367                           -            -
Accumulation unit value at end of period........................            $      5.631  $      4.367             -            -
Number accumulation units outstanding at end of period
  (in thousands)................................................                   3,859         2,983             -            -

                                                                                 --------------------------------------------------
                                                                                  1991          1990           1989          1988
                                                                                  ----          ----           ----          ----
HARTFORD BOND HLS FUND SUB-ACCOUNT - NON-QUALIFIED
Accumulation unit value at beginning of period..................   (a)             2.27         2.261          2.037         1.912
Accumulation unit value at end of period........................                  2.798          2.27          2.261         2.037
Number accumulation units outstanding at end of period
  (in thousands)................................................                  4,101         4,099          5,021         5,670
HARTFORD BOND HLS FUND SUB-ACCOUNT - QUALIFIED
Accumulation unit value at beginning of period..................   (a)            2.465         2.296          2.069         1.942
Accumulation unit value at end of period........................                  2.842         2.465          2.296         2.069
Number accumulation units outstanding at end of period
  (in thousands)................................................                    598           741            764         1,217
HARTFORD STOCK HLS FUND SUB-ACCOUNT  NON-QUALIFIED
Accumulation unit value at beginning of period..................   (a)            2.702          2.84          2.275         1.931
Accumulation unit value at end of period........................                  3.334         2.702           2.84         2.275
Number accumulation units outstanding at end of period
  (in thousands)................................................                    4389          4551           5298         5948
HARTFORD STOCK HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period..................   (a)            2.826          2.97          2.379          2.02
Accumulation unit value at end of period........................                  3.487         2.826           2.97         2.379
Number accumulation units outstanding at end of period
  (in thousands)................................................                   1110          1013           1315          1268
HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT NON-QUALIFIED
Accumulation unit value at beginning of period..................   (a)            2.002         1.871          1.731         1.628
Accumulation unit value at end of period........................                  2.102         2.002          1.871         1.731
Number accumulation units outstanding at end of period
  (in thousands)................................................                  25059         31519          32349         35576
HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period..................   (a)            2.001          1.87          1.731         1.628
Accumulation unit value at end of period........................                  2.101         2.001           1.87         1.731
Number accumulation units outstanding at end of period
  (in thousands)................................................                   3959          4837           4761          5337
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT NON-QUALIFIED
Accumulation unit value at beginning of period..................   (a)            2.164         2.159          1.791         1.585
Accumulation unit value at end of period........................                  2.579         2.164          2.159         1.791
Number accumulation units outstanding at end of period
  (in thousands)................................................                   19355         21074          23782        25816
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period..................   (a)            2.164         2.159          1.791         1.585
Accumulation unit value at end of period........................                  2.579         2.164          2.159         1.791
Number accumulation units outstanding at end of period
  (in thousands)................................................                   5513          6012           7020          7627
HARTFORD CAPITAL APPRECIATION GROWTH HLS FUND SUB-ACCOUNT NON-QUALIFIED
Accumulation unit value at beginning of period..................   (a)                -             -              -             -
Accumulation unit value at end of period........................                      -             -              -             -
Number accumulation units outstanding at end of period
  (in thousands)................................................                      -             -              -             -

                                                                                              Year Ended December 31,
                                                                            -------------------------------------------------------
                                                                                           1998            1997           1996
                                                                                           ----            ----           ----

HARTFORD CAPITAL APPRECIATION GROWTH HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      8.154    $      6.732    $      5.633
Accumulation unit value at end of period............................                   $      9.323    $      8.154    $      6.732
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            775             859             888
HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT NON-QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      2.692    $      2.495    $      2.398
Accumulation unit value at end of period............................                   $      2.845    $      2.692    $      2.495
Number accumulation units outstanding at end of period
  (in thousands)....................................................                          5,584           6,914           8,165
HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period......................        (a)        $      2.692    $      2.495    $      2.398
Accumulation unit value at end of period............................                   $      2.845    $      2.692    $      2.495
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            484             695             755
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT
  NON-QUALIFIED
Accumulation unit value at beginning of period......................        (c)        $      1.497    $      1.507    $      1.348
Accumulation unit value at end of period............................                   $      1.676    $      1.497    $      1.507
Number accumulation units outstanding at end of period
  (in thousands)....................................................                          1,314             314             374
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period......................        (c)        $      1.497    $      1.507    $      1.348
Accumulation unit value at end of period............................                   $      1.677    $      1.497    $      1.507
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            197           1,518           1,951
HARTFORD DIVIDEND & GROWTH HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period......................        (d)        $      2.170    $      1.661    $      1.366
Accumulation unit value at end of period............................                   $      2.501    $      2.170    $      1.661
Number accumulation units outstanding at end of period
  (in thousands)....................................................                          1,616           1,710           1,241
HARTFORD DIVIDEND & GROWTH HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period......................        (d)        $      2.170    $      1.662    $      1.366
Accumulation unit value at end of period............................                   $      2.501    $      2.170    $      1.662
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            418             391             291
HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period......................        (e)        $      1.328    $      1.271    $      1.149
Accumulation unit value at end of period............................                   $      1.491    $      1.328    $      1.271
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            201             223             348
HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period......................        (e)        $      1.328    $      1.271    $      1.149
Accumulation unit value at end of period............................                   $      1.491    $      1.328    $      1.271
Number accumulation units outstanding at end of period
  (in thousands)....................................................                             23              37              19
HARTFORD INDEX HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period......................        (b)        $      1.472    $      1.121    $      1.000
Accumulation unit value at end of period............................                   $      1.867    $      1.472    $      1.121
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            570             557             106
HARTFORD INDEX HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period......................        (b)        $      1.472    $      1.121    $      1.000
Accumulation unit value at end of period............................                   $      1.867    $      1.472    $      1.121
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            146             103              39
HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period......................        (f)        $      1.251    $      1.067    $      1.000
Accumulation unit value at end of period............................                   $      1.382    $      1.251    $      1.067
Number accumulation units outstanding at end of period
  (in thousands)....................................................                          3,670             377            110

                                                                             ------------------------------------------------------
                                                                                 1995           1994          1993            1992
                                                                                 ----           ----          ----            ----
HARTFORD CAPITAL APPRECIATION GROWTH HLS FUND SUB-ACCOUNT
  QUALIFIED
Accumulation unit value at beginning of period..............        (a)      $      4.369  $      1.764   $      1.736     $  1.698
Accumulation unit value at end of period....................                 $      5.633  $      4.369   $      1.764     $  1.736
Number accumulation units outstanding at end of period
  (in thousands)............................................                          891           938           38            84
HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT
  NON-QUALIFIED
Accumulation unit value at beginning of period..............        (a)      $      2.085  $      4.303   $      3.598     $  3.106
Accumulation unit value at end of period....................                 $      2.398  $      2.085   $      4.303     $  3.598
Number accumulation units outstanding at end of period
  (in thousands)............................................                        9,957        11,297          3,032        3,803
HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period..............        (a)      $      2.085  $      4.305   $      3.599     $  3.107
Accumulation unit value at end of period....................                 $      2.398  $      2.085   $      4.305     $  3.599
Number accumulation units outstanding at end of period
  (in thousands)............................................                        1,001         1,432          1,026           859
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT
  NON-QUALIFIED
Accumulation unit value at beginning of period..............        (c)      $      1.195  $      2.140   $      2.033     $  1.963
Accumulation unit value at end of period....................                 $      1.348  $      1.195   $      2.140     $  2.033
Number accumulation units outstanding at end of period
  (in thousands)............................................                          403           557         14,186        17449
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT
  QUALIFIED
Accumulation unit value at beginning of period..............        (c)      $      1.195  $      2.140   $      2.033     $  1.963
Accumulation unit value at end of period....................                 $      1.348  $      1.195   $      2.140     $  2.033
Number accumulation units outstanding at end of period
  (in thousands)............................................                        1,765         2,439          2,005         3646
HARTFORD DIVIDEND & GROWTH HLS FUND SUB-ACCOUNT
  (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (d)      $      1.011  $      1.000   $      0.929     $  0.982
Accumulation unit value at end of period....................                 $      1.366  $      1.011   $      1.230     $  0.929
Number accumulation units outstanding at end of period
  (in thousands)............................................                          665           335            410          174
HARTFORD DIVIDEND & GROWTH HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (d)      $      1.011  $      1.000   $      0.929     $  0.982
Accumulation unit value at end of period....................                 $      1.366  $      1.011   $      1.230        0.929
Number accumulation units outstanding at end of period
  (in thousands)............................................                           61            37          1,473          254
HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT
  (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (e)      $      1.000            -              -            -
Accumulation unit value at end of period....................                 $      1.149            -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           30            -              -            -
HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT
  (QUALIFIED)
Accumulation unit value at beginning of period..............        (e)      $      1.000                                        -
Accumulation unit value at end of period....................                 $      1.149            -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           10            -              -            -
HARTFORD INDEX HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (b)      $         -             -              -            -
Accumulation unit value at end of period....................                 $         -             -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -              -            -
HARTFORD INDEX HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (b)     $          -             -              -            -
Accumulation unit value at end of period....................                $          -             -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -              -            -
HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (f)     $          -             -              -
Accumulation unit value at end of period....................                $          -             -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -              -            -

                                                                                 --------------------------------------------------
                                                                                  1991          1990           1989          1988
                                                                                  ----          ----           ----          ----
HARTFORD CAPITAL APPRECIATION GROWTH HLS FUND SUB-ACCOUNT
  QUALIFIED
Accumulation unit value at beginning of period..............        (a)      $     1.624    $    1.525    $     1.420   $     1.341
Accumulation unit value at end of period....................                 $     1.698    $    1.624    $     1.525   $     1.420
Number accumulation units outstanding at end of period
  (in thousands)............................................                         124           125            143           165
HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT
  NON-QUALIFIED
Accumulation unit value at beginning of period..............        (a)      $     2.036    $    2.308    $     1.878   $     1.503
Accumulation unit value at end of period....................                 $     3.106    $    2.036    $     2.308   $     1.878
Number accumulation units outstanding at end of period
  (in thousands)............................................                       3,521         2,204          4,038         2,655
HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT QUALIFIED
Accumulation unit value at beginning of period..............        (a)      $     2.037    $    2.309    $     1.879   $     1.503
Accumulation unit value at end of period....................                 $     3.107    $    2.037    $     2.309   $     1.879
Number accumulation units outstanding at end of period
  (in thousands)............................................                         915           793            992         1,041
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT
  NON-QUALIFIED
Accumulation unit value at beginning of period..............        (c)      $     1.728    $    1.591    $     1.420   $     1.323
Accumulation unit value at end of period....................                 $     1.963    $    1.728    $     1.591   $     1.420
Number accumulation units outstanding at end of period
  (in thousands)............................................                       20875         23365          26763         32866
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT
  QUALIFIED
Accumulation unit value at beginning of period..............        (c)      $     1.728    $    1.591    $     1.420   $     1.323
Accumulation unit value at end of period....................                 $     1.963    $    1.728    $     1.591   $     1.420
Number accumulation units outstanding at end of period
  (in thousands)............................................                       4104          4668           5094          5678
HARTFORD DIVIDEND & GROWTH HLS FUND SUB-ACCOUNT
  (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (d)      $     0.878    $    1.000
Accumulation unit value at end of period....................                 $     0.982    $    0.878             -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                         105            33             -             -
HARTFORD DIVIDEND & GROWTH HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (d)      $     0.878    $    1.000
Accumulation unit value at end of period....................                       0.982         0.878             -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                         127            34             -             -
HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT
  (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (e)               -             -              -             -
Accumulation unit value at end of period....................                          -             -              -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                          -             -              -             -
HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT
  (QUALIFIED)
Accumulation unit value at beginning of period..............        (e)               -             -              -             -
Accumulation unit value at end of period....................                          -             -              -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                          -             -              -             -
HARTFORD INDEX HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (b)               -             -              -             -
Accumulation unit value at end of period....................                          -             -              -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                          -             -              -             -
HARTFORD INDEX HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (b)               -             -              -             -
Accumulation unit value at end of period....................                          -             -              -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                          -             -              -             -
HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (f)               -             -              -             -
Accumulation unit value at end of period....................                          -             -              -             -

                                                                                              Year Ended December 31,
                                                                            -------------------------------------------------------
                                                                                           1998            1997           1996
                                                                                           ----            ----           ----
HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period......................        (f)        $      1.251    $      1.067   $          -
Accumulation unit value at end of period............................                   $      1.382    $      1.251   $       1.067
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            228             100             10
HARTFORD MIDCAP HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period......................        (g)        $      1.098    $      1.000   $          -
Accumulation unit value at end of period............................                   $      1.376    $      1.098   $          -
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            243              34              -
HARTFORD MIDCAP HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period......................        (g)        $      1.098    $      1.000              -
Accumulation unit value at end of period............................                   $      1.376    $      1.098              -
Number accumulation units outstanding at end of period
  (in thousands)....................................................                             90              12              -
HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period......................        (h)        $      1.000              -               -
Accumulation unit value at end of period............................                   $      1.184              -               -
Number accumulation units outstanding at end of period
  (in thousands)....................................................                             10              -               -
HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period......................        (h)        $      1.000              -               -
Accumulation unit value at end of period............................                   $      1.184              -               -
Number accumulation units outstanding at end of period
  (in thousands)....................................................                            181              -               -
HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period......................        (i)        $      1.000              -               -
Accumulation unit value at end of period............................                   $      1.316              -               -
Number accumulation units outstanding at end of period
  (in thousands)....................................................                             10              -               -
HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period......................        (i)        $      1.000              -               -
Accumulation unit value at end of period............................                   $      1.316              -               -
Number accumulation units outstanding at end of period
  (in thousands)....................................................                             10              -               -
HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period......................        (i)        $      1.000              -               -
Accumulation unit value at end of period............................                   $      1.036              -               -
Number accumulation units outstanding at end of period
  (in thousands)....................................................                             10              -               -
HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period......................        (i)        $      1.000              -               -
Accumulation unit value at end of period............................                   $      1.036              -               -
Number accumulation units outstanding at end of period
  (in thousands)....................................................                             16              -               -


                                                                             ------------------------------------------------------
                                                                                 1995           1994          1993            1992
                                                                                 ----           ----          ----            ----
HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (f)     $          -             -              -            -
Accumulation unit value at end of period....................                $          -             -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -              -            -
HARTFORD MIDCAP HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (g)     $          -             -              -            -
Accumulation unit value at end of period....................                $          -             -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -              -            -
HARTFORD MIDCAP HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (g)                -                            -            -
Accumulation unit value at end of period....................                           -             -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -              -            -
HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (h)                -             -              -            -
Accumulation unit value at end of period....................                           -             -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -              -            -
HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (h)                -             -              -            -
Accumulation unit value at end of period....................                           -             -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -              -            -
HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (i)                -             -              -            -
Accumulation unit value at end of period....................                           -             -              -            -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -
HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (i)                -             -
Accumulation unit value at end of period....................                           -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -
HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (i)                -             -
Accumulation unit value at end of period....................                           -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -
HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (i)                -             -
Accumulation unit value at end of period....................                           -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                           -             -




                                                                                 --------------------------------------------------
                                                                                  1991          1990           1989          1988
                                                                                  ----          ----           ----          ----
HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (f)               -             -              -             -
Accumulation unit value at end of period....................                          -             -              -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                          -             -              -             -
HARTFORD MIDCAP HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (g)               -             -              -             -
Accumulation unit value at end of period....................                          -             -              -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                          -             -              -             -
HARTFORD MIDCAP HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (g)               -             -              -             -
Accumulation unit value at end of period....................                          -             -              -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                          -             -              -             -
HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (h)               -             -              -             -
Accumulation unit value at end of period....................                          -             -              -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                          -             -              -             -
HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (h)               -             -              -             -
Accumulation unit value at end of period....................                          -             -              -             -
Number accumulation units outstanding at end of period
  (in thousands)............................................                          -             -              -             -
HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (i)
Accumulation unit value at end of period....................
Number accumulation units outstanding at end of period
  (in thousands)............................................
HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (i)
Accumulation unit value at end of period....................
Number accumulation units outstanding at end of period
  (in thousands)............................................
HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT (NON-QUALIFIED)
Accumulation unit value at beginning of period..............        (i)
Accumulation unit value at end of period....................
Number accumulation units outstanding at end of period
  (in thousands)............................................
HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT (QUALIFIED)
Accumulation unit value at beginning of period..............        (i)
Accumulation unit value at end of...........................
Number accumulation units outstanding at end of period
  (in thousands)............................................


(a) Inception date August 1, 1986.
(b) Inception date May 1, 1987.
(c) Inception date July 2, 1990.
(d) Inception date March 8, 1994.
(e) Inception date March 1, 1995.
(f) Inception date August 9, 1996.
(g) Inception date July 15, 1997.
(h) Inception date June 1, 1998.
(i) Inception date September 30, 1998.

                                      HIGHLIGHTS

HOW DO I PURCHASE THIS ANNUITY?

You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $2,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

- For a limited time, usually within ten days after you receive your Contract, you may cancel your Annuity without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.

WHAT TYPE OF SALES CHARGE WILL I PAY?

You don't pay a sales charge when you purchase your Annuity. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Annuity. The Contingent Deferred Sales Charge will depend on the length of time the Premium Payment you made has been in your Annuity. If the amount you paid has been in your Annuity:

-    For Contract Year One, the charge is 6%.
-    For Contract Year Two, the charge is 5%.
-    For Contract Year Three, the charge is 4%.
-    For Contract Year Four, the charge is 3%
-    For Contract Year Five, the charge is 2%
-    For Contract Year Six, the charge is 1%.
-    For Contract Year Seven and beyond the charge is 0%

You won't be charged a Contingent Deferred Sales Charge on:
-    The Annual Withdrawal Amount
- Premium Payments or earnings that have been in your Annuity for more than six years.
-    Distributions made due to death
-    Most payments we make to you as part of your Annuity Payout

IS THERE AN ANNUAL MAINTENANCE FEE?

We deduct this $25.00 fee each year on your Contract Anniversary or upon full Surrender, if the Surrender occurs before the Contract Anniversary.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

In addition to the Annual Maintenance Fee, you pay two different types of charges each year. The first type of charge is the fee you pay for insurance. This charge is:

A mortality and expense risk charge that is subtracted daily and is equal to an annual charge of 1.00% of your Contract Value invested in the Funds.

The second type of charge is the fee you pay for the Funds.

Currently, Fund charges range from 0.42% to 0.90% annually of the average daily value of the amount you have invested in the Funds. See the Annual Fund Operating Expenses table for more complete information and the Funds' prospectuses accompanying this prospectus.


If you elect the Optional Death Benefit Rider, we will subtract an additional charge on a daily basis that is equal to an annual charge of .15% of your Contract Value invested in the Funds.


CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts, or after Annuity Payouts begin under the Payment for a Designated Period Annuity Payout Option.

- You may have to pay tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.
- You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner or the Annuitant die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us and, if death occurs prior to the decedent's 90th birthday, will be the greater of:

- The total Premium Payments you have made to us minus any amounts you have Surrendered, or
-    The Contract Value of your Annuity

If death occurs after the decedent's 90th birthday, the Death Benefit will be the Contract Value.


If you elect the Optional Death Benefit Rider at an additional charge, the Death Benefit prior to the decreased's 90th birthday, is the greater of: the total Premium Payments you have made to us minus any amounts you have Surrendered, the Contract Value of your annuity, or your Maximum Anniversary Value starting on the Contract Anniversary immediately following the date the Optional Death Benefit Rider is added to your annuity or the Interest Accumulation Value starting on the date the Optional Death Benefit Rider is added to your annuity.


The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Option 1 - Life Annuity, Option 2 - Life Annuity with 120, 180 or 240 Monthly Payments Certain, Option 3 - Unit Refund Life Annuity Option 4 - Joint and Last Survivor Life Annuity and Option 5: Payments For a Designated Period. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the fifteenth day of the month following the Annuitant's 90th birthday. If you do not tell us what Annuity Payout Option you want before that time, we will make fixed monthly payments under Option 2 - Life Annuity with 120 Monthly Payments Certain.

                             GENERAL CONTRACT INFORMATION

                           HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States as well as the District of Columbia and Puerto Rico. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 5085, Hartford, CT 06102-5085. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                                  HARTFORD'S RATINGS


------------------------------------------------------------------------------------------
Rating Agency                  Effective          Rating     Basis of Rating
                               Date of Rating
------------------------------------------------------------------------------------------
A.M. Best and Company, Inc.    9/9/97             A+         Financial soundness and
                                                             operating performance.
------------------------------------------------------------------------------------------
Standard & Poor's              1/23/98            AA         Insurer financial strength
------------------------------------------------------------------------------------------
Duff & Phelps                  1/23/98            AA+        Claims paying ability
------------------------------------------------------------------------------------------


                                 THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 2, 1986 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Hartford. The

Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.
- Is not subject to the liabilities arising out of any other business Hartford may conduct.
- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other Separate Accounts.
- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this Prospectus.
- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Annuity will equal the total of the payments you make to us.

                                      THE FUNDS

All of the Funds are sponsored and administered by Hartford Life Insurance Company. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Funds. Wellington Management Company, LLP ("Wellington Management") and The Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Each Fund, except for the Hartford Global Leaders HLS Fund, the Hartford Growth and Income HLS Fund and the Hartford High Yield HLS Fund, is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. The Hartford Global Leaders HLS Fund, the Hartford Growth and Income HLS Fund and the Hartford High Yield HLS Fund are diversified series of Hartford Series Fund, Inc., a Maryland corporation, also registered with the Securities and Exchange Commission as an open-end management investment company. The shares of each Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Annuity.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses, policies and procedures are more fully described in the accompanying Funds' prospectus and Statement of Additional Information, which you may order from us. The Funds' prospectus should be read in conjunction with this prospectus before investing.

The Funds may not be available in all states. In addition, if you want to allocate Premium Payments or transfer Contract Value to any Funds added to this Annuity after March 10, 1994, you must sign an amendment to your Contract which is called an Amendatory Rider before you can invest in the new Funds. The Amendatory Rider gives Contract Owners the ability to invest in new underlying funds, but it also changes some of the terms of your Contract, including how often you are able to transfer between Sub-Accounts.

The investment goals of each of the Funds are as follows:

HARTFORD ADVISERS HLS FUND - Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND - Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor
Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc. - Investment Policies." Sub-advised by HIMCO.

HARTFORD CAPITAL APPRECIATION HLS FUND - Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND - Seeks a high level of current income consistent with growth of capital and reasonable investment risk. Sub-advised by Wellington Management.

HARTFORD GLOBAL LEADERS HLS FUND - Seeks growth of capital by investing primarily in equity securities issued by U.S. company and non-U.S. companies.

HARTFORD GROWTH AND INCOME HLS FUND - Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady rising dividends.

HARTFORD HIGH YIELD HLS FUND - Seeks high current income buy investing in non-grade fixed-income securities. Growth of capital is a secondary objective.

HARTFORD INDEX HLS FUND - Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. * Sub-advised by HIMCO.

HARTFORD INTERNATIONAL ADVISERS HLS FUND - Seeks maximum long-term total return consistent with prudent investment risk by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND - Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND - Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities. Sub-advised by Wellington Management.

HARTFORD MORTGAGE SECURITIES HLS FUND - Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association. Sub-advised by HIMCO.

HARTFORD SMALL COMPANY HLS FUND - Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND - Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND - Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

* "STANDARD & POOR'S," "S&P-REGISTERED TRADEMARK-," "S&P 500-REGISTERED TRADEMARK-," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

MIXED AND SHARED FUNDING - Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

VOTING RIGHTS - We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.
- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.
-    Arrange for the handling and tallying of proxies received from Contract
     Owners.
- Vote all Fund shares attributable to your Contract according to instructions received from you, and
- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make payouts to you, the number of votes you have will decrease.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS - We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under Your Contract. We may, in our sole discretion, establish new Funds. New Funds will be will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the contracts owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

                           PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.

The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.

If applicable, the Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

The Hartford Money Market HLS Fund Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.

The Separate Account may also disclose YIELD for periods prior to the date the Separate Account commenced operations. For these periods, performance information for the Sub-Accounts will be calculated based on the performance of the underlying

Funds and the assumption that the Sub-Accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts. These disclosures will be accompanied by yield for periods as of the inception date of the Separate Account.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

                                     THE CONTRACT

                             PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
-    Individual Retirement Annuities adopted according to Section 408 of the
     Code;
- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and
- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $2,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase Program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of

$1,000,000 or more.

You and your Annuitant must not be older than age 75 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. Subsequent Premium Payments are priced on the same Valuation Day they are received. If we receive your Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will return the Premium Payment and explain why the Premium Payment could not be processed, unless you authorize us to keep the Premium Payment until the necessary information is received.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it with a written request for cancellation that indicates your tax-withholding instructions, within ten days after you receive the Contract. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.

The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, submitting a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by
- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus
- The daily mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charge.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

TRANSFERS BETWEEN SUB-ACCOUNTS - You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

SUB-ACCOUNT TRANSFER RESTRICTIONS - Whether or not any transfer restrictions apply to your Contract depends on whether you signed an amendment to your Contract called an Amendatory Rider. The Rider allows you to invest in certain underlying Funds. This Rider also amended your Contract to add some restrictions on your ability to do Sub-Account transfers. If you signed the Amendatory Rider, we reserve the right to limit the number of transfers to 12 per Contract Year, with no transfers occurring on consecutive Valuation Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Contract Owners. In all states except New York, Florida, Maryland and Oregon, we may:

-    Require a minimum time period between each transfer,
- Limit the dollar amount that may be transferred on any one Valuation Day, and
- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.

We may also have a restriction in place that involves individuals who act as a power of attorney for multiple Contract Owners. If the total value of the Contract Owner's Accounts total more than $2 million, we will not accept transfer instructions from the power of attorney unless the power of attorney has entered into a Third Party Transfer Services Agreement with us.

Some states may have different restrictions.

                                   CHARGES AND FEES

There are 4 charges and fees associated with the Contract:

1.   THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.

The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

                           Number of       Contingent
                           years from    Deferred Sales
                           Premium           Charge
                           Payment
                                 1             6%
                                 2             5%
                                 3             4%
                                 4             3%
                                 5             2%
                                 6             1%
                             7 or more         0%

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT: During the first six years from each Premium Payment, you may, each Contract Year after the first Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year.
- SURRENDERS MADE FROM PREMIUM PAYMENTS INVESTED FOR MORE THAN SEVEN YEARS. After the sixth Contract Year, you may take the total of: (a) all of your earnings, and (b) all Premium Payments held in your Contract for more than six years, and (c) 10% of Premium Payments made during the last six years.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

-    For Required Minimum Distributions. This allows Annuitants who are age
     70 1/2 or older, with a Contract held under an Individual Retirement Account, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.
-    On or after the Annuitant's 75th birthday.


THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

-    Upon death of the Annuitant or Contract Owner.
- Upon Annuitization. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.
-    Upon cancellation during the Right to Cancel Period

2.   MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at the rate of 1.00% per year of Sub-Account Value (estimated at .85% for mortality and .15% for expense). The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- MORTALITY RISK - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun

     During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

     Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. We would be required to make these payments if the Payout Option chosen is the Life Annuity, Life Annuity With Payments for a Period Certain or Joint and Last Survivor Life Annuity Payout Option. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- EXPENSE RISK - We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

3.   ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the maintenance of the Contract and the Sub-Accounts. The annual $25 charge is deducted on each Contract Anniversary, or upon full Surrender if the Surrender occurs before the Contract Anniversary, proportionately from each Sub-Account in which you are invested.

4.   PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 4% in Puerto Rico.


OPTIONAL DEATH BENEFIT RIDER CHARGE: If you elect the Optional Death Benefit Rider, we will subtract an additional charge on a daily basis that is equal to an annual charge of .15% of your Contract Value invested in the Funds.


WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH RESULT IN COST AND EXPENSE SAVINGS. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.

                                    DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay upon the death of the Contract Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date and the descendant's 90th birthday, the Death Benefit is the greatest of:

-    The Contract Value or
- 100% of all Premium Payments paid into the Contract minus any partial Surrenders.

If death occurs after the decedent's 90th birthday, the Death Benefit is the Contract Value on the date the death certificate or other legal document acceptable to us is received.


OPTIONAL DEATH BENEFIT: You may also elect the Optional Death Benefit Rider for an additional fee. The Optional Death Benefit adds new features to your Death Benefit calculation, depending on which Series you purchased.

If you elect the Optional Death Benefit Rider at an additional charge, your Death Benefit, prior to the decreased's 90th birthday, is the greater of: the total Premium Payments you have made to us minus any amounts you have Surrendered, the Contract Value of your annuity, or your Maximum Anniversary Value starting on the Contract Anniversary immediately following the date the Optional Death Benefit Rider is added to your annuity or the Interest Accumulation Value starting on the date the Optional Death Benefit Rider is added to your annuity.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries, of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary immediately following the date the Optional Death Benefit Rider is added to your annuity prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

The Interest Accumulation Value is equal to the Contract Value on the date this Optional Death Benefit Rider is added plus any Premium Payments after that date minus any partial surrenders taken after the Optional Death
Benefit was added, compounded daily at an annual rate of 0.05%. If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

After the deceased's 90th birthday, the Death Benefit if the Optional Death Benefit Rider is elected, will be the greater of the Contract Value, the Maximum Anniversary Value or the Interest Accumulation Value.

The Death Benefit payable under the Optional Death Benefit Rider is limited to a maximum of 200% of the Contract Value on the date the Optional Death Benefit Rider was added, plus 200% of any Premium Payments made since the addition of the Optional Death Benefit Rider less proportional adjustments for any Surrenders from that date.


WHO WILL RECEIVE THE DEATH BENEFIT?

We will distribute the Death Benefit to the Beneficiary upon the death of the Contract Owner or Annuitant.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive complete instructions from the Beneficiary, we will compute Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

REQUIRED DISTRIBUTIONS: If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a Death Benefit, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions: The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION - If the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the contract owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. The spousal continuation is available once for each Contract.


If you elect the Optional Death Benefit Rider for an additional charge and the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit, if the Spouse had elected to receive the Death Benefit under the Optional Death Benefit Rider.

                                      SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE: When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE: You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. There are two restrictions:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and
- The Contract must have a minimum Contract Value of $500 after the Surrender. The minimum Contract Value in New York must be $1000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under $500 after the Surrender. If your Contract was issued in Texas, a remaining value of $500 is not required to continue the Contract if Premium Payments were made in the last two Contract Years.

FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE: You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment For a Designated Period Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

PARTIAL SURRENDERS ARE ALLOWED AFTER THE ANNUITY COMMENCEMENT DATE IF YOU SELECTED THE PAYMENTS FOR A DESIGNATED PERIOD ANNUITY PAYOUT OPTION, BUT CHECK WITH YOUR TAX ADVISER FIRST, BECAUSE THERE MAY BE ADVERSE TAX CONSEQUENCES.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving completed instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission, (b) the SEC permits postponement and so orders, or (c) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS - To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
     - the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
     -    your tax withholding amount or percentage, if any, and
     -    your mailing address.

For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2: If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.
MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR:

If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

WE ENCOURAGE YOU TO CONSULT WITH YOUR TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.


                                   ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY

PAYOUTS FROM YOUR CONTRACT.  YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

     1.   When do you want Annuity Payouts to begin?
     2.   What Annuity Payout Option do you want to use?
     3.   How often do you want to receive Annuity Payouts?
     4.   What is the Assumed Investment Return?
     5.   Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your financial advisor to select the Annuity Payout Option that best meets your income needs.

1.   WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the 15th day of the month of the Annuitant's 90th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.   WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option, is an option that can be elected by the Beneficiary after the death of the Contract Owner and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options.

OPTION 1: LIFE ANNUITY - We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

OPTION 2 - LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN - We make monthly Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for a minimum of 120, 180 or 240 months, as you elect. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Commuted Value as of the date of the Annuitant's death will be paid in one sum to the Beneficiary.

OPTION 3 - UNIT REFUND LIFE ANNUITY - We make monthly Annuity Payouts during the lifetime of the Annuitant. Upon the death of the Annuitant, the Beneficiary may receive an excess payment. We determine if an excess payment is due by dividing
(a) by (b), where (a) is equal to the amount available for this Annuity Payout Option on the Annuity Commencement Date divided by the Annuity Unit Value on the Annuity Commencement Date and (b) is equal to the number of Annuity Units represented by each monthly Annuity Payout already made multiplied by the number of Annuity Payouts made.

If that amount is a positive number, we then multiply the excess payment by the Annuity Unit Value as of the date we receive a certified death certificate or other legal document acceptable to us. That amount is then paid to the Beneficiary.

OPTION 4- JOINT AND LAST SURVIVOR LIFE ANNUITY - We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
     -    Remain the same at 100%, or
     -    Decrease to 66.67%, or
     -    Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

OPTION 5 - PAYMENTS FOR A DESIGNATED PERIOD - We will make Annuity Payouts for the number of years that you select. You can select between 5 years and 30 years.

IMPORTANT INFORMATION:

     - YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED THE PAYMENTS FOR A DESIGNATED PERIOD ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.
     - For Non-Qualified Contracts, If you do not elect an Annuity Payout Option, fixed Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with 120 Monthly Payments Certain Annuity Payout Option.
     - For Qualified Contracts and Contracts issued in Texas, if you do not elect an Annuity Payout Option, fixed Annuity Payouts will begin automatically on the Annuity Commencement Date, under the Annuity Payout Option 1 - Life Annuity.

3.   HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
     -    monthly,
     -    quarterly,
     -    semi-annually, or
     -    annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $20. If the amount falls below $20, we have the right to change the frequency to bring the Annuity Payout up to at least $20.

4.   WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return is the investment return used to calculate variable Annuity Payouts. The Assumed Investment Return for your Annuity is 4%, or in the case of some Contracts, 5%. The first Annuity Payout will be based upon your Assumed Investment Return. The remaining Annuity Payouts will fluctuate based on the actual investment results of the Sub-Accounts.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED-DOLLAR AMOUNT, VARIABLE-DOLLAR AMOUNT OR A COMBINATION?

You may choose an Annuity Payout Option with fixed-dollar amounts, variable-dollar amounts or a combination depending on your income needs.

FIXED-DOLLAR AMOUNT ANNUITY PAYOUTS - Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payout. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.

VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUTS - A variable-dollar amount Annuity Payout based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:
     -    the Annuity Payout Option chosen,
     -    the Annuitant's attained age and gender (if applicable),and,
     - the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table
     -    the Assumed Investment Return

The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

COMBINATION ANNUITY PAYOUTS - You may choose to receive a combination of fixed-dollar amount and variable-dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed-dollar amount and 60% variable-dollar amount to meet your income needs.


                               OTHER PROGRAMS AVAILABLE

INVESTEASE PROGRAM - InvestEase is an electronic transfer program that allows you to have money automatically withdrawn from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial

Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

DOLLAR COST AVERAGING PROGRAM - You may choose to make systematic transfers from one Sub-Account to other Sub-Accounts. You may only have one Dollar Cost Averaging Program in place at any one time.

AUTOMATIC INCOME PROGRAM - The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The Automatic Income Program may change based on your instructions after your sixth Contract Year.

ASSET ALLOCATION PROGRAM - Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. Some Contracts offer model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor - ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.

ASSET REBALANCING - Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between
models up to twelve times per year.   You can also allocate a portion of your
investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.


                                  OTHER INFORMATION

ASSIGNMENT - Ownership of this Contract is generally assignable. However, if the Contract is issued to a tax qualified retirement plan, it is possible that the ownership of the Contract may not be transferred or assigned. An assignment of a Non-Qualified Contract may subject the Contract Values or Surrender Value to income taxes and certain penalty taxes.

CONTRACT MODIFICATION - The Annuitant may not be changed. We may modify the Contract, but no modification will effect the amount or term of any Contract unless a modification is required to conform the Contract to applicable Federal or State law. No modification will effect the method by which Contract Values are determined.

HOW CONTRACTS ARE SOLD: Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Our parent company indirectly owns 100% of HSD. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of Broker-Dealers that have entered into distribution agreements with HSD.

Commissions will be paid by Hartford and will not be more than 6% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance
compensation.   Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.


                                      YEAR 2000

IN GENERAL The Year 2000 issue relates to the ability or inability of computer hardware, software and other information technology (IT) systems, as well as non-IT systems, such as equipment and machinery with imbedded chips and microprocessors, to properly process information and data containing or related to dates beginning with the year 2000 and beyond. The Year 2000 issue exists because, historically, many IT and non-IT systems that are in use today were developed years ago when a year was identified using a two-digit date field rather than a four-digit date field. As information and data containing or related to the century date are introduced to date sensitive systems, these systems may recognize the year 2000 as "1900", or not at all, which may result in systems processing information incorrectly. This, in turn, may significantly and adversely affect the integrity and reliability of information databases of IT systems, may cause the malfunctioning of certain non-IT systems, and may result in a wide variety of adverse consequences to a company. In addition, Year 2000 problems that occur with third parties with which a company does business, such as suppliers, computer vendors, distributors and others, may also adversely affect any given company.

The integrity and reliability of Hartford's IT systems, as well as the reliability of its non-IT systems, are integral aspects of Hartford's business. Hartford issues insurance policies, annuities, mutual funds and other financial products to individual and business customers, nearly all of which contain date sensitive data, such as policy expiration dates, birth dates and premium payment dates. In addition, various IT systems support communications and other systems that integrate Hartford's various business segments and field offices. Hartford also has business relationships with numerous third parties that affect virtually all aspects of Hartford's business, including, without limitation, suppliers, computer hardware and software vendors, insurance agents and brokers, securities broker-dealers and other distributors of financial products, many of which provide date sensitive data to Hartford, and whose operations are important to Hartford's business.

INTERNAL YEAR 2000 EFFORTS AND TIMETABLE Beginning in 1990, Hartford began working on making its IT systems Year 2000 ready, either through installing new programs or replacing systems. Since January 1998, Hartford's Year 2000 efforts have focused on the remaining Year 2000 issues related to IT and non-IT systems in all of Hartford's business segments. These Year 2000 efforts include the following five main initiatives: (1) identifying and assessing Year 2000 issues;
(2) taking actions to remediate IT and non-IT systems so that they are Year 2000 ready; (3) testing IT and non-IT systems for Year 2000 readiness; (4) deploying such remediated and tested systems back into their respective production environments; and (5) conducting internal and external integrated testing of such systems. As of December 31, 1998, Hartford substantially completed initiatives (1) through (4) of its internal Year 2000 efforts. Hartford has begun initiative (5) and management currently anticipates that such activity will continue into the fourth quarter of 1999.

THIRD PARTY YEAR 2000 EFFORTS AND TIMETABLE Hartford's Year 2000 efforts include assessing the potential impact on Hartford of third parties' Year 2000 readiness. Hartford's third party Year 2000 efforts include the following three main initiatives: (1) identifying third parties which have significant business relationships with Hartford, including, without limitation, insurance agents, brokers, third party administrators, banks and other distributors and servicers of financial products, and inquiring of such third parties regarding their Year 2000 readiness; (2) evaluating such third parties' responses to Hartford's inquiries; and (3) based on the evaluation of third party responses (or a third party's failure to respond) and the significance of the business relationship, conducting additional activities with respect to third parties as determined to be necessary in each case. These activities may include conducting additional inquiries, more in-depth evaluations of Year 2000 readiness and plans, and integrated IT systems testing. Hartford has completed the first third party initiative and, as of early 1999, had substantially completed evaluating third party responses received. Hartford has begun conducting the additional activities described in initiative (3) and management currently anticipates that it will continue to do so through the end of 1999. However, notwithstanding these third party Year 2000 efforts, Hartford does not have control over these third parties and, as a result, Hartford cannot currently determine to what extent future operating results may be adversely affected by the failure of these third parties to adequately address their Year 2000 issues.

YEAR 2000 COSTS The costs of Hartford's Year 2000 program that were incurred through the year ended December 31, 1997 were not material to Hartford's financial condition or results of operations. The after-tax costs of Hartford's Year 2000 efforts for the year ended December 31, 1998 were approximately $3 million. Management currently estimates that after-tax costs related to the Year 2000 program to be incurred in 1999 will be less than $10 million. These costs are being expensed as incurred.

RISKS AND CONTINGENCY PLANS If significant Year 2000 problems arise, including problems arising with third parties, failures of IT and non-IT systems could occur, which in turn could result in substantial interruptions in Hartford's business. In addition, Hartford's investing activities are an important aspect of its business and Hartford may be exposed to the risk that issuers of investments held by it will be adversely impacted by Year 2000 issues. Given the uncertain nature of Year 2000 problems that may arise, especially those related to the readiness of third parties discussed above, management cannot determine at this time whether the consequences of Year 2000 related problems that could arise will have a material impact on Hartford's financial condition or results of operations.

Hartford is in the process of developing certain contingency plans so that if, despite its Year 2000 efforts, Year 2000 problems ultimately arise, the impact of such problems may be avoided or minimized. These contingency plans are being developed based on, among other things, known or reasonably anticipated
circumstances and potential vulnerabilities.   The contingency planning also
includes assessing the dependency of Hartford's business on third parties and their Year 2000 readiness. Hartford currently anticipates that internal and external contingency plans will be substantially complete by the end of the second quarter of 1999. However, in many contexts, Year 2000 issues are dynamic, and ongoing assessments of business functions, vulnerabilities and risks must be made. As such, new contingency plans may be needed in the future and/or existing plans may need to be modified as circumstances warrant.

                              LEGAL MATTERS AND EXPERTS

There are no material legal proceedings pending to which the Separate Account is a party.

Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public Accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                                   MORE INFORMATION

You may call your Representative if you have any questions or write or call us at the address below:

Hartford Life Insurance Company
Attn: Individual Annuity Services
P.O. Box 5085
Hartford, Connecticut 06102-5085.
Telephone:     (800) 862-6668 (Contract Owners)
               (800) 862-7155 (Investment Consultants)


                              FEDERAL TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

A.   GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.


B.   TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

1. NON-NATURAL PERSONS, CORPORATIONS, ETC. Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

     -    certain annuities held by structured settlement companies,

     - certain annuities held by an employer with respect to a terminated qualified retirement plan and

     -    certain immediate annuities.

     A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

     If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

2. OTHER CONTRACT OWNERS (NATURAL PERSONS). A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

          The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

          a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

               i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

               ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

               iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

               iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

               v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

          b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE. Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

               i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

               ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

               iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

          c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS. Contracts issued after October 21, 1988 by the same

               Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

          d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

               i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

               ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

                    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

                    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

                    3. Distributions attributable to a recipient's becoming disabled.

                    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

                    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

          e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982. If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity

               Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract."
               As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

          f.   REQUIRED DISTRIBUTIONS

          i.   Death of Contract Owner or Primary Annuitant

               Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

               1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

               2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

               3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

          ii.  Alternative Election to Satisfy Distribution Requirements

               If any portion of the interest of a Contract Owner described in
               i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election must be made and payments must begin within a year of the death.

          iii. Spouse Beneficiary

               If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal continuation shall apply only once for this contract.

3. DIVERSIFICATION REQUIREMENTS. The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

     The Treasury Department's diversification regulations require, among other things, that:

     - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

     -    no more than 70% is represented by any two investments,

     -    no more than 80% is represented by any three investments and

     -    no more than 90% is represented by any four investments.

     In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

     A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

     We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT. In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

     The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

     In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

     The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

     Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

D.   FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

     1. NON-PERIODIC DISTRIBUTIONS. The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If there is no election to waive withholding, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

     2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR). The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

E.   GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.   ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                APPENDIX I - INFORMATION REGARDING TAX-QUALIFIED PLANS

The tax rules applicable to tax-Qualified Contract Owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of applicable limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions which do not conform to applicable commencement and minimum distribution rules, and certain other transactions with respect to tax-qualified plans. Therefore, this summary does not attempt to provide more than general information about the tax rules associated with use of a Contract by a tax-qualified retirement plan. Contract Owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract, but that Hartford is not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless Hartford specifically consents to be bound. Additionally, some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into Hartford's administrative procedures. Contract Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

     A. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS Provisions of the Code permit eligible employers to establish tax-qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use these Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

     B. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations, as specified in Section 501(c)(3) of the Code, to purchase Annuity Contracts, and, subject to certain limitations, to exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of an employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

Tax-sheltered Annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

     (1)  After the participating employee attains age 59 1/2;
     (2)  Upon separation from service;
     (3)  Upon death or disability; or
     (4) In the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) Contract as of December 31, 1988.

C.   DEFERRED COMPENSATION PLANS UNDER SECTION 457   Employees and
independent Contractors performing services for eligible employers may have contributions made to an Eligible Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code.
Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State or other tax-exempt organization. For these purposes, the term "State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or, for 1998, $8,000 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.

An employee electing to participate in an Eligible Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any Contract issued with respect to the plan. The employer, as owner of the Contract(s), retains all voting and redemption rights that may accrue to the Contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified Annuity Contracts or custodial Accounts) for the exclusive benefit of participants and their beneficiaries. Special transition rules apply to such Eligible governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement of a trust does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization, and such amounts will be subject to the claims of such tax-exempt employer's general creditors.

In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.

D. INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408 Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.

The Contracts may be offered as SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in your employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a regular IRA. Hartford is a non-designated financial institution.

Beginning in 1998, the Contracts may be offered as ROTH IRAs under Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a regular IRA may be converted into a ROTH IRA or a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a conversion or a rollover from a regular IRA to a ROTH IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a ROTH IRA are tax-free.

E. FEDERAL TAX PENALTIES AND WITHHOLDING Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

1. PREMATURE DISTRIBUTION Distributions from a tax-qualified plan before the Participant attains age 59 1/2 are generally subject to an additional penalty tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on Account of disability, for eligible medical expenses and distributions in the form of a life Annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, a life Annuity means a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).

In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by Section 72(t)(7) of the Code, or which are qualified first-time home buyer distributions meeting the requirements of Section 72(t)(8) of the Code.

If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax discussed above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

MINIMUM DISTRIBUTION TAX IF the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the Participant must be distributed beginning no later than the required beginning date over a period that may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the Account balance by the applicable life expectancy. This Account balance is generally based upon the Account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

3.   WITHHOLDING  In general, distributions from IRAs and plans described in
Section 457 of the Code are subject to regular wage withholding rules. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and Beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

Other distributions from such other tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

     a)   The non-taxable portion of the distribution;
     b)   Required minimum distributions; or
     c)   Direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

                                  TABLE OF CONTENTS
                                          TO
                         STATEMENT OF ADDITIONAL INFORMATION




  SECTION                                                   PAGE
  -------
  Description of Hartford Life Insurance Company
  Safekeeping of Assets
  Independent Public Accountants
  Distribution of Contracts
  Calculation of Yield and Return
  Performance Comparisons
  Financial Statements

This form must be completed for all tax-sheltered annuities.


                        SECTION 403(b)(11) ACKNOWLEDGMENT FORM


The Hartford Variable Annuity Contract that you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

     a.   Attained age 59 1/2,
     b.   Separated from service,
     c.   Died, or
     d.   Become disabled.

Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford Variable Annuity. Please refer to your Plan.

Please complete the following and return to:

Hartford Life Insurance Company
Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085



---------------------------------------------


Name of Contract Owner/Participant
Address
City or Plan/School District
Date:
Contract No:
Signature:

                                   ---------------



To obtain a Statement of Additional Information, please complete the form below and mail to:

     Hartford Life Insurance Company
     Attn:  Individual Annuity Services
     P.O. Box 5085
     Hartford, CT 06102-5085


Please send a Statement of Additional Information to me at the following address:


------------------------------------------------
Name


------------------------------------------------
Address



------------------------------------------------
City/State                              Zip Code



                                   ---------------

                                        PART B

                        STATEMENT OF ADDITIONAL INFORMATION

                          HARTFORD LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT TWO


This Statement of Additional Information is not a Prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life Insurance Company, Attn: Individual Annuity Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.




Date of Prospectus:


Date of Statement of Additional Information:









Form HV-1878-7
Printed in U.S.A.

                                  TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY . . . . . . . . . . . . . . .

SAFEKEEPING OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .

INDEPENDENT PUBLIC ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .

DISTRIBUTION OF CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . .

SUBSTITUTION OF OTHER SHARES AS AN UNDERLYING
INVESTMENT MEDIUM OF THE CONTRACTS . . . . . . . . . . . . . . . . . . . . .

ANNUITY PERIOD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  A.  Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . .

  B.  Electing the Annuity Commencement Date and Form of Annuity . . . . . .

  C.  Optional Annuity Forms . . . . . . . . . . . . . . . . . . . . . . . .

      OPTION 1: Life Annuity . . . . . . . . . . . . . . . . . . . . . . . .

      OPTION 2: Life Annuity With 120, 180 or 240 Monthly Payments
                Certain. . . . . . . . . . . . . . . . . . . . . . . . . . .

      OPTION 3: Unit Refund Life Annuity . . . . . . . . . . . . . . . . . .

      OPTION 4: Joint and Last Survivor Annuity. . . . . . . . . . . . . . .

      OPTION 5: Payments for a Designated Period . . . . . . . . . . . . . .

  D.  The Annuity Unit and Valuation . . . . . . . . . . . . . . . . . . . .

  E.  Determination of Amount of First Monthly Annuity Payment-Fixed
      and Variable . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  F.  Amount of Second and Subsequent Monthly Annuity Payments . . . . . . .

  G.  Date and Time of Annuity Payments. . . . . . . . . . . . . . . . . . .

CALCULATION OF YIELD AND RETURN. . . . . . . . . . . . . . . . . . . . . . .

PERFORMANCE COMPARISONS. . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                    INTRODUCTION


The individual and group tax-deferred variable annuity contracts described in the Prospectus are designed to provide Annuity benefits to individuals who have established or wish to establish retirement programs which may or may not qualify for special federal income tax treatment. The Annuitant under these contracts may receive Annuity benefits in accordance with the annuity option selected and the retirement program, if any, under which the contracts have been purchased. Annuity payments under a contract will begin on a particular future date which may be selected at any time under the contract or automatically when the Annuitant reaches age 75. There are several alternative annuity payment options available under the contract (see "Optional Annuity Forms").


The Purchase Payments under a contract, less any applicable premium taxes, will be applied to the Separate Account. Accordingly, the new Purchase Payment under the contract will be applied to purchase interests in one or more of the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Bond HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Index HLS Fund, Hartford Dividend & Growth HLS Fund, Hartford International Advisers HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund and Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund and Hartford Global Leaders HLS Fund Sub-Accounts.

Shares of the Funds are purchased by the Separate Account without the imposition of a sales charge. The value of a contract depends on the value of the shares of the Fund held by the Separate Account pursuant to that contract. As a result, the Contract Owner bears the investment risk since market value of the shares may increase or decrease.

There is no assurance that the value of the Contract Owner's contract at any time will equal or exceed the Purchase Payments made. However, if the Annuitant or Contract Owner should die prior to the commencement of annuity payments, the contracts provide that a death benefit equal to the cash value of the contract as of the date due proof of death is received by Us shall be payable. This amount is the greater of (a) the Termination Value of the contract, or (b) 100% of the total Purchase Payment for the contract, less any partial surrenders (See "Payments of Benefits" in the Prospectus).


                    DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                                 HARTFORD'S RATINGS


-------------------------------------------------------------------------------
        Rating Agency            Effective      Rating     Basis of Rating
                              Date of Rating
-------------------------------------------------------------------------------
 A.M. Best and Company, Inc.      1/1/99         A+      Financial performance
-------------------------------------------------------------------------------
 Standard & Poor's                6/1/98         AA      Insurer financial
-------------------------------------------------------------------------------
 Duff & Phelps                   12/21/98        AA+     Claims paying ability
-------------------------------------------------------------------------------


                                SAFEKEEPING OF ASSETS


The assets of the Separate Account are held by Hartford under a safekeeping arrangement.

                            INDEPENDENT PUBLIC ACCOUNTANTS


The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                             DISTRIBUTION OF CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account and will offer the Contracts on a continued basis.

HSD is an affiliate of Hartford. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as Hartford.


The securities will be sold by salespersons of HSD, who represent Hartford as insurance and Variable Annuity agents and who are registered representatives or Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Hartford currently pays HSD underwriting commissions for its role as principal underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as principal underwriter has been: 1998: $61,629,500; 1997:
$64,851,026; and 1996: $59,896,541. For the applicable time periods, HSD has retained none of these commissions.


                     SUBSTITUTION OF OTHER SHARES AS UNDERLYING
                         INVESTMENT MEDIUM OF THE CONTRACTS

If the shares of the Fund(s) become unavailable, then subject to obtaining the prior approval of the Commission, other shares that are generally comparable in character and quality may be substituted for the shares issued by the Fund whose shares have become unavailable. Such substitution may include shares previously purchased or may affect only shares to be purchased.

Before any substitution may be made:

(l) An order of the Commission approving such substitution under the provisions of Section 26(b) of the Investment Company Act of 1940, as amended, shall first be obtained;

(2) Written notice of the proposed substitution shall have been given to the Contract Owners describing the new shares and notifying them that unless they surrender their contracts for termination within 30 days or determine to substitute the shares of the other Funds, they will conclusively be deemed to have authorized the substitution; and

(3) In the case of substitution of new shares for shares previously purchased, new shares having an aggregate net asset value at least equal to the aggregate net asset value of the shares previously purchased, based on their published or quoted bid price, shall be provided.

Unless a Contract Owner, within 30 days from the date of the substitution notice, shall give written notice that he desires to surrender his contract for termination (in which event no contingent deferred sales charges shall be applicable) or to accept in substitution the shares of the other Fund(s), we are authorized to purchase the new shares, and, if the shares then held are to be exchanged, to exchange the old shares for the new shares.

In the event of substitution, the Contract Owner is required to be advised in writing within five days after such substitution is made and any expense of such substitution shall be borne by the Contract Owner.

                                    ANNUITY PERIOD

A.   Annuity Payments

     Variable Annuity payments are determined on the basis of (1) a mortality table set forth in the contracts and the type of Annuity payment option selected, and (2) the investment performance of the investment medium selected. Fixed Annuity payments are based on the annuity tables contained in the contracts.

     The amount of the Annuity payments will not be affected by adverse mortality experience or by an increase in expenses in excess of the expense deduction for which provision has been made (see "Charges Under the Contracts," in the Prospectus).

     The Annuitant will be paid the value of a fixed number of Annuity Units each month. The value of such units and the amounts of the monthly Variable Annuity payments will, however, reflect investment income occurring after retirement, and thus the payments will vary with the investment experience of the Fund shares selected.

B.   Electing the Annuity Commencement Date and Form of Annuity

     The Contract Owner selects an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not normally be deferred beyond the Annuitant's 75th birthday. An Annuity Commencement Date beyond the Annuitant's 75th birthday is available under certain circumstances.

     The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin.

     The contract contains the five optional Annuity forms described below. Options 2, 3 and 5 are available with respect to Qualified Plans only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the Annuity table prescribed by the Internal Revenue Service, or if none is prescribed, the mortality table then in use by us.

     If a Contract Owner does not elect otherwise, payments will automatically begin at age 65 under Option 2 with 120 monthly payments certain.

     When an Annuity is effected under a contract, unless otherwise specified, variable values will be applied to provide a Variable Annuity based on contract values as they are held in the various Sub-Accounts under the contracts. The Contract Owner should consider the question of allocation of contract values among Sub-Accounts of the Separate Account and the General Account of Hartford to make certain that Annuity payments are based on the investment alternative best suited to the Contract Owner's needs for retirement.

     If at any time payments with respect to an Annuitant's Account of a Variable or a Fixed Annuity are or become less than $20.00 per payment, we have has the right to change the frequency of payment to such intervals as will result in Annuity payments of at least $20.00.

C.   Optional Annuity Forms

     OPTION 1:  Life Annuity

     A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments of any of the options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

     It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the due date of the third Annuity payment, etc.

     OPTION 2:  Life Annuity with 120, 180 or 240 Monthly Payments Certain

     This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, then the present value (computed on the basis of 4.00% interest compounded annually) as of the date of the Annuitant's death at the current dollar amount at the date of death of any remaining guaranteed monthly payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions will have been made and approved by Us.


                          Illustration of Annuity Payments
                          Individual Age 65, Life Annuity
                             With 120 Payments Certain
                              -------------------------

  1.  Net amount applied                                        13,978.25
  2.  Initial monthly income per $1,000 of payment applied           6.24
  3.  Initial monthly payment (1x2-1,000)                           87.22
  4.  Annuity Unit value                                              .953217
  5.  Number of monthly Annuity Units (3-4)                         91.501
  6.  Assume Annuity Unit value for second month equal to             .963723
  7.  Second monthly payment (6x5)                                  88.18
  8.  Assume Annuity Unit value for third month equal to              .964917
  9.  Third month payment (8x5)                                     88.29

     For the purpose of this illustration, purchase is assumed to have been made on the fifth business day preceding the first payment date. In determining the second and subsequent payments the Annuity Unit value of the fifth business day, preceding the Annuity due date is used.

     OPTION 3:  Unit Refund Life Annuity

     This Annuity option is an Annuity payable monthly during the lifetime of the Annuitant terminating with the last payment due prior to the death of the Annuitant except that an additional payment will be made to the Beneficiary or Beneficiaries if (a) below exceeds (b) below:

                        total amount applied under the option
                           at the Annuity Commencement Date
     (a) =
           -----------------------------------------------------------------
                 Annuity Unit value at the Annuity Commencement Date

     (b) = number of Annuity Units represented    x  number of monthly
           by monthly Annuity payment made           Annuity payments made

     The amount of the additional payments will be determined by multiplying such excess by the Annuity Unit value as of the date that proof of death is received by Us.

     For example, under a non-qualified contract, if $20,000 were applied to the purchase of an Annuity under this option, the value of an Annuity Unit was $1.25 on the Annuity Commencement Date, the number of Annuity Units represented by each monthly payment was 126.080 (the number applicable to a male electing this option to commence at age 75), 60 monthly Annuity payments were made prior to the date of death, and the value of an Annuity Unit on the date of receipt of proof of an Annuitant's death was $1.50, the amount paid to the Beneficiary would be $12,652.80, computed as follows:

     $20,000     (126.080 x 60) = $8,435.80
     -------  -
      $1.25
             or
     $16,000 - $7,564.80 = $8,435.20
     $8,435.20 x $1.50   = $12,652.80

     OPTION 4:  Joint and Last Survivor Annuity

     An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

     It would be possible under this option for an Annuitant and designated second person in the event of the common or simultaneous death of the parties to receive only one payment in the event of death prior to the due date for the second payment and so on.

     OPTION 5:  Payments for a Designated Period

     An amount payable monthly for the number of years selected which may be from 5 to 30 years. The current value of the amount held under this Option may be redeemed in whole at any time.

     In the event of the Annuitant's death prior to the end of the designated period, any then remaining balance of proceeds will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions will have been made and approved by Us.

     Option 5 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made during the Accumulation Period for the mortality undertaking under the contracts thus provide no real benefit to a Contract Owner.

     Under Option 5, the Contract Owner or Annuitant, as appropriate, may, at any time, surrender the contract and receive, within seven days, the current value of the account.

--------------------------------------------------------------------------------
     Under any of the Annuity options above, excluding Option 5 (on a variable basis), no surrenders are permitted after Annuity payments commence.
--------------------------------------------------------------------------------

D.   The Annuity Unit and Valuation

     The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the net investment factor (see, "How is the Accumulation Unit Value Determined?," in the Prospectus) for the day for which the Annuity Unit value is being calculated, and (2) 0.999892 (a factor to neutralize the assumed net investment rate of 4.00% per annum discussed in Section E. below).

                 ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE
     1.   Net Investment Factor for period                           .011225
     2.   Adjustment for 4% Assumed Rate of Net Investment Return    .999892
     3.   2x(1+1.000000)                                            1.011116
     4.   Annuity Unit value, beginning of period                    .995995
     5.   Annuity Unit value, end of period (3x4)                   1.007066

E.   Determination of Amount of First Monthly Annuity Payment-Fixed and Variable

     When Annuity payments are to commence, the value of the contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account as of the close of business on the fifth business day preceding the date the first Annuity payment is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

     The contract contains tables indicating the dollar amount of the first monthly payment under the optional forms of Annuity for each $1,000 of value of a Sub-Account under a contract. The first monthly payment varies according to the form of Annuity selected. The contracts contains Annuity tables derived from the 1971 Individual Annuity Mortality table with an assumed interest rate ("A.I.R.") of 4.00% per annum. The total first monthly Annuity payment, fixed and variable, is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the contracts.

     The 4.00% interest rate assumed in the mortality tables would produce level Annuity payments if the net investment rate remained constant at 4.00%. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from 4.00%. A higher assumed interest rate may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a 4.00% interest rate assumption. An alternate A.I.R. of 5.00% is available on an optional basis.

F.   Amount of Second and Subsequent Monthly Annuity Payments

     The amount of the first monthly Annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account as of the close of business on the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

G.   Date and Time of Annuity Payments

     The Annuity payments will be made on the first day of each month following selection. The Annuity Unit value used in calculating the amount of the Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payment.

                           CALCULATION OF YIELD AND RETURN

YIELD OF THE HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the Hartford Money Market HLS Fund Sub-Account for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

                                                365/7
     Effective Yield = [(Base Period Return + 1)     ] - 1


THE HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.


The yield and effective yield for the seven day period ending December 31, 1998 for the Hartford Money Market HLS Fund Sub-Account was as follows ($30 Annual Maintenance Fee):


--------------------------------------------------------------------------------
SUB-ACCOUNT                           YIELD                EFFECTIVE YIELD
--------------------------------------------------------------------------------
Hartford Money Market HLS Fund*        3.77%                     3.84%
--------------------------------------------------------------------------------


* Yield and effective yield for the seven day period ending December 31, 1998.

YIELDS OF HARTFORD BOND HLS FUND, HARTFORD HIGH YIELD HLS FUND, AND HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNTS. As summarized in the Prospectus under the heading "Performance Related Information," yields of the above Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.

THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30 day period were computed by dividing the dividends and interests earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Example:
                                                             6
Current Yield Formula for the Sub-Account  2[((A-B)/(CD) + 1)  - 1]

Where     A = Dividends and interest earned during the period.
          B = Expenses accrued for the period (net of reimbursements).
          C = The average daily number of units outstanding during the period that were entitled to receive dividends.
          D = The maximum offering price per unit on the last day of the period.


---------------------------------------------------------------------
SUB-ACCOUNT                                                    YIELD
---------------------------------------------------------------------
Hartford Bond HLS Fund**                                       5.13%
---------------------------------------------------------------------
Hartford High Yield HLS Fund**                                 8.09%
---------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund**                        5.36%
---------------------------------------------------------------------


**  Yield quotation based on a 30 day period ended December 31, 1998.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

The method of calculating yields described above for these Sub-Accounts differs from the method used by the Sub-Accounts prior to May 1, 1988. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Sub-Accounts on the last trading day of the period calculated.

CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in a Sub-Account over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.


The following are the standardized average annual total return quotations for the Sub-Accounts for the fiscal year ended December 31, 1998.


     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1998

--------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                      INCEPTION   1 YEAR   5 YEAR   10 YEAR     SINCE
                                                    DATE                                 INCEPTION
--------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                       3/31/83    14.92%   14.11%    12.21%      N/A
--------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                           8/31/77    -1.43%    3.41%     5.85%      N/A
--------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund            4/2/84     5.83%   14.44%    15.89%      N/A
--------------------------------------------------------------------------------------------------
Hartford Dividend & Growth HLS Fund               3/8/94     6.76%    N/A       N/A      18.76%
--------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                 9/30/98      N/A     N/A       N/A      23.05%
--------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund              5/29/98      N/A     N/A       N/A       9.85%
--------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                     9/30/98      N/A     N/A       N/A      -4.95%
--------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                           5/1/87    18.29%   19.94%    15.58%      N/A
--------------------------------------------------------------------------------------------------
Hartford International Advisers HLS Fund          3/1/95     3.72%    N/A       N/A       8.09%
--------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund     7/2/90     3.53%    3.64%     N/A       3.80%
--------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                         7/30/97    16.82%    N/A       N/A      18.55%
--------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                   6/30/80    -4.28%    1.24%     2.25%      N/A
--------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund             1/1/85    -2.84%    3.11%     5.26%      N/A
--------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                   8/9/96     2.01%    N/A       N/A      10.23%
--------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                          8/31/77    23.65%   19.97%    15.64%      N/A
--------------------------------------------------------------------------------------------------


In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted and the time periods used to calculate the return are based on the inception of the underlying Funds. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.


The following are the non-standardized annualized total return quotations for the Sub-Accounts for the fiscal year ended December 31, 1998.

         NON-STANDARDIZED ANNUALIZED TOTAL RETURN THAT PRE-DATE THE INCEPTION
                     DATE OF THE SEPARATE ACCOUNT FOR YEAR ENDED
                                  DECEMBER 31, 1998


--------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                     INCEPTION   1 YEAR   5 YEAR   10 YEAR     SINCE
                                                   DATE                                 INCEPTION
--------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                        3/31/83   23.42%   16.53%   13.94%      N/A
--------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                            8/31/77    7.07%    6.18%    7.77%      N/A
--------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund             4/2/84   14.33%   16.71%   17.37%      N/A
--------------------------------------------------------------------------------------------------
Hartford Dividend & Growth HLS Fund                3/8/94   15.26%    N/A      N/A       20.94%
--------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                  9/30/98     N/A     N/A      N/A       31.55%
--------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund               5/29/98     N/A     N/A      N/A       18.35%
--------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                      9/30/98     N/A     N/A      N/A        3.55%
--------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                            5/1/87   26.79%   22.14%   17.19%      N/A
--------------------------------------------------------------------------------------------------
Hartford International Advisers HLS Fund           3/1/95   12.22%    N/A      N/A       10.96%
--------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund      7/2/90   12.03%    6.39%    N/A        6.27%
--------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund                          7/30/97   25.32%    N/A      N/A       25.16%
--------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                    6/30/80    4.22%    4.05%   4.47%       N/A
--------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund              1/1/85    5.66%    5.85%   7.20%       N/A
--------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                    8/9/96   10.51%    N/A      N/A       14.48%
--------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                           8/31/77   32.15%   22.24%   17.30%      N/A
--------------------------------------------------------------------------------------------------


                               PERFORMANCE COMPARISONS


YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.


The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.


The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.


The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.


The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.


The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.


The Composite Index for Hartford Advisers HLS Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

                                        PART C

                                        PART C

                                  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) All financial statements are included in Part A and Part B of the Registration Statement.

     (b) (1) Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

          (2)  Not applicable.

          (3)  (a)  Principal Underwriting Agreement.(1)

               (b)  Form of Dealer Agreement.(1)

          (4)  Form of the Variable Annuity Contract.(1)

          (5)  Form of Application.(1)

          (6)  (a)  Restated Certificate of Incorporation of Hartford.(2)

               (b)  Bylaws of Hartford.(2)

          (7)  Not applicable.

          (8)  Not Applicable.

          (9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.

          (10) Consent of Arthur Andersen LLP, Independent Public Accountants will be provided by amendment.


          (11) Financial statements will be provided by amendment.

          (12) Not applicable.

          (13) Not applicable.

          (14) Not Applicable.

          (15) Copy of Power of Attorney.

          (16) Organizational Chart.

-------------------------
     (1) Incorporated by reference to Post Effective Amendment No. 9, to the Registration Statement File No. 33-19945, dated May 1, 1995.

     (2) Incorporated by reference to Post Effective Amendment No. 19, to the Registration Statement File No. 33-73570, dated April 14, 1997.

Item 25.  Directors and Officers of the Depositor

------------------------------------------------------------------------------
 NAME                         POSITION WITH HARTFORD
------------------------------------------------------------------------------
 Wendell J. Bossen            Vice President
------------------------------------------------------------------------------
 Gregory A. Boyko             Senior Vice President, Director*
------------------------------------------------------------------------------
 Peter W. Cummins             Senior Vice President
------------------------------------------------------------------------------
 Timothy M. Fitch             Vice President
------------------------------------------------------------------------------
 Mary Jane B. Fortin          Vice President & Chief Accounting Officer
------------------------------------------------------------------------------
 David T. Foy                 Senior Vice President & Treasurer
------------------------------------------------------------------------------
 Lynda Godkin                 Senior Vice President, General Counsel and
                              Corporate Secretary, Director*
------------------------------------------------------------------------------
 Lois W. Grady                Senior Vice President
------------------------------------------------------------------------------
 Stephen T. Joyce             Vice President
------------------------------------------------------------------------------
 Michael D. Keeler            Vice President
------------------------------------------------------------------------------
 Robert A. Kerzner            Senior Vice President
------------------------------------------------------------------------------
 Thomas M. Marra              Executive Vice President, Director*
------------------------------------------------------------------------------
 Joseph J. Noto               Vice President
------------------------------------------------------------------------------
 Craig R. Raymond             Senior Vice President and Chief Actuary
------------------------------------------------------------------------------
 Donald A. Salama             Vice President
------------------------------------------------------------------------------
 Lowndes A. Smith             President and Chief Executive Officer, Director*
------------------------------------------------------------------------------
 David M. Znamierowski        Senior Vice President, Director*
------------------------------------------------------------------------------

   Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.


Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

          Filed herewith as Exhibit 16.

Item 27.  Number of Contract Owners

     As of _______________ there were ______________ Contract Owners.

Item 28.  Indemnification

Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employee or officer of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify a only a director that was successful on the merits in a suit, under Article VIII, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for (1) any claims and liabilities to which they become subject by reason of being or having been a director or officer of the company and legal and (2) other expenses incurred in defending against such claims, in each case, to the extent such is consistent with statutory provisions.

Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

     (a) HSD acts as principal underwriter for the following investment companies:

          Hartford Life Insurance Company - Separate Account One
          Hartford Life Insurance Company - Separate Account Two
          Hartford Life Insurance Company - Separate Account Two (DC Variable
            Account I)
          Hartford Life Insurance Company - Separate Account Two (DC Variable
            Account II)
          Hartford Life Insurance Company - Separate Account Two (QP Variable
            Account)
          Hartford Life Insurance Company - Separate Account Two (Variable
            Account "A")
          Hartford Life Insurance Company - Separate Account Two (NQ Variable
            Account)
          Hartford Life Insurance Company - Putnam Capital Manager Trust
            Separate Account
          Hartford Life Insurance Company - Separate Account Three
          Hartford Life Insurance Company - Separate Account Five
          Hartford Life Insurance Company - Separate Account Seven
          Hartford Life and Annuity Insurance Company - Separate Account One Hartford Life and Annuity Insurance Company - Putnam Capital Manager
            Trust Separate Account Two
          Hartford Life and Annuity Insurance Company - Separate Account Three Hartford Life and Annuity Insurance Company - Separate Account Five Hartford Life and Annuity Insurance Company - Separate Account Six American Maturity Life Insurance Company - Separate Account AMLVA Royal Life Insurance Company - Separate Account One
          Royal Life Insurance Company - Separate Account Two
          Alpine Life Insurance Company - Separate Account One
          Alpine Life Insurance Company - Separate Account Two

(b)  Directors and Officers of HSD

          Name and Principal                 Positions and Offices
          Business Address                     With Underwriter
          ------------------                 ---------------------

          Lowndes A. Smith         President and Chief Executive Officer,
                                   Director
          Thomas M. Marra          Executive Vice President, Director
          Robert A. Kerzner        Executive Vice President
          Peter W. Cummins         Senior Vice President
          Lynda Godkin             Senior Vice President, General Counsel and
                                   Corporate Secretary
          David T. Foy             Treasurer
          George R. Jay            Controller

               Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

Item 30.  Location of Accounts and Records

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31.  Management Services

          All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32.  Undertakings

          (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

          (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

          The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                      SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 20th day of July, 1999.

HARTFORD LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT TWO (VARIABLE  ACCOUNT "A")
    (Registrant)


*By: Thomas M. Marra                                *By: /s/ Marianne O'Doherty
     ------------------------------------------          --------------------
     Thomas M. Marra, Executive Vice President           Marianne O'Doherty
                                                         Attorney-In-Fact


HARTFORD LIFE INSURANCE COMPANY
    (Depositor)

*By: Thomas M. Marra
     ------------------------------------------
     Thomas M. Marra, Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.


Gregory A. Boyko, Senior Vice President,
  Director *
Lynda Godkin, Senior Vice President,
  General Counsel & Corporate Secretary, Director*
Thomas M. Marra, Executive Vice                     *By: /s/ Marianne O'Doherty
  President, Director *                                  --------------------
Lowndes A. Smith, President &                            Marianne O'Doherty
  Chief Operating Officer, Director *                    Attorney-In-Fact
David M. Znamierowski, Senior Vice President,
  Director*                                          July 20, 1999
                                                     --------------

                                    EXHIBIT INDEX

9. Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.


(15)      Copy of Power of Attorney.

(16)      Organizational Chart.